Rule 497(e)
Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT Vest Laddered Moderate Buffer ETF

(the “Fund”)

Supplement to the Fund’s Prospectus and Statement of Additional Information

Dated June 30, 2025

Notwithstanding anything to the contrary in the Fund’s Prospectus or Statement of Additional Information, effective as of the date set forth above, the Fund’s annual unitary management fee will be reduced to 0.10% of the Fund’s average daily net assets. At such time, the agreement by First Trust Advisors L.P., the Fund's investment advisor, to waive management fees of 0.10% of average daily net assets will be terminated.

Accordingly, the “Fees and Expenses of the Fund” section in the Fund’s prospectus is replaced in its entirety with the following:

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.10%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.85%
Total Annual Fund Operating Expenses	0.95%

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$303	$525	$1,166

Additionally, the “Breakpoints” table in the Fund’s Statement of Additional Information is replaced in its entirety with the following:

Management Fee	Breakpoints
0.10000%	Fund net assets up to and including $2.5 billion
0.09750%	Fund net assets greater than $2.5 billion up to and including $5 billion
0.09500%	Fund net assets greater than $5 billion up to and including $7.5 billion
0.09250%	Fund net assets greater than $7.5 billion up to and including $10 billion
0.09000%	Fund net assets greater than $10 billion up to and including $15 billion
0.08500%	Fund net assets greater than $15 billion

Please Keep this Supplement with your Fund’s Prospectus

and Statement of Additional Information for Future Reference